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                                                                   EXHIBIT 10.14

mPhase Technologies, Inc.



                                 PURCHASE ORDER

                                 Dated 12/15/02



                                       *



* OMITTED as Confidential Information pursuant to Rule 24B-2 of the Securities Exchange Act of 1934.